UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2007

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


  Georgia                        0-19924                   58-1498312
  ------------------             -----------------         -------------------
  (State or Other                (Commission               (IRS Employer
  Jurisdiction of                File Number)              Identification No.)
  Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

                On February 27, 2007, the Company announced that it has signed a definitive agreement with Bugaboo Creek Acquisition LLC, a wholly owned subsidiary of Charlie Brown's Acquisition Corp., for the sale of RARE's Bugaboo Creek concept. The full text of the press release is set forth in Exhibit 99.1 hereto.

                The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

     Exhibit Number Description of Exhibit 99.1 Press release issued February 27, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      RARE Hospitality International, Inc.

                      By:  /s/  W. DOUGLAS BENN
                      ----------------------------------------
                      Name:     W. Douglas Benn
                      Title: Executive Vice President, Finance
                             and Chief Financial Officer


Date:  February 27, 2007

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